CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Statement [Abstract]
Revenue	$ 308,150	$ 161,123	$ 78,089
Cost of revenue	39,013	22,488	11,978
Gross profit	269,137	138,635	66,111
OPERATING EXPENSES
Research and development	73,686	43,480	24,637
Sales and marketing	268,083	191,353	118,534
General and administrative	53,493	54,339	15,458
Total operating expenses	395,262	289,172	158,629
Operating loss	(126,125)	(150,537)	(92,518)
Financial income	875	1,537	2,359
Financial expenses	(1,713)	(1,011)	(769)
Loss before income taxes	(126,963)	(150,011)	(90,928)
Taxes on income	(2,331)	(2,192)	(683)
Net loss	$ (129,294)	$ (152,203)	$ (91,611)
Net loss per share attributable to ordinary shareholders’, basic and diluted	$ (4.53)	$ (14.19)	$ (9.22)
Weighted-average ordinary shares used in calculating net loss per ordinary share, basic and diluted	30,332,006	12,048,909	11,348,428